UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐       Preliminary Information Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☒       Definitive Information Statement

GH Capital, Inc.

(Name of Registrant as Specified in Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GH CAPITAL, INC.

200 South Biscayne Boulevard

Suite 2790

Miami, FL 33131

NOTICE OF STOCKHOLDER ACTION BY

WRITTEN CONSENT TO ALL SHAREHOLDERS OF

GH CAPITAL, INC.

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on March 25, 2019 (the “Record Date”), of shares of all series of stock with voting power of GH Capital, Inc., a Florida corporation (the “Company,” or the “Corporation”), that our Board of Directors and majority shareholder of approximately 100.00% of our Series A preferred stock, 49.296% of the common capital stock, representing approximately 72.68% of total voting rights, as of the Record Date have giving written consent as of March 25, 2019, to approve an increase in the amount of our authorized Common Shares to 5,000,000,000.

On March 25, 2019, our Board of Directors and three shareholders who holds a majority of our outstanding voting rights representing approximately 44.72% of total voting rights, executed a written consent in favor of the actions described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action. The foregoing actions will not become effective before a date, which is twenty (20) calendar days after this Information Statement is first provided to Stockholders. The entire cost of furnishing this Information Statement will be borne by the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

Because the written consent of the holders of a majority of our Preferred Stock satisfies any applicable stockholder voting requirement of the Florida Code and our Articles of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

This Proxy Statement is dated April 8, 2019 and is being first mailed to shareholders on April 8, 2019.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company’s legal counsel, Eilers Law Group P.A., William Robinson Eilers, Esq., at (786) 273-9152. For a written request, mail request to 1000 Fifth Street, Suite 200-P2, Miami Beach, Florida 33139.

On behalf of the Board of Directors of GH CAPITAL, INC.,

Date: April 8, 2019

By:     /s/William Bollinger

William Bollinger

Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GH CAPITAL, INC.

200 South Biscayne Boulevard

Suite 2790

Miami, FL 33131

INFORMATION STATEMENT

April 8, 2019

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of GH CAPITAL, Inc., a Florida Corporation (the “Company” or the “Corporation”), to notify such Stockholders that on or about March 12, 2019, the Company received written consents in lieu of a meeting of stockholders from a majority shareholder representing 100% of the Series A Preferred Stock of the Company and 49.296% of the common capital stock, representing approximately 72.68% of total voting rights, which has given written consent as of the Record Date, March 25, 2019, to approve an increase in the amount of our authorized Common Shares to 5,000,000,000, which shall be effected as soon as practicable 20 days from the mailing of this Information Statement.

Accordingly, your consent is not required and is not being solicited in connection with the approval of the matters set forth herein.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of the State of Florida, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of Series A Preferred stock in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND A PROXY.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholder, on March 25, 2019, the Company had 159,381,564 shares of Common Stock issued and outstanding and 1,000,000 shares of Series A Preferred Stock issued and outstanding with voting rights equal to 65% of all voting rights.

On March 25, 2019, the holders of 34,994,218 shares of common stock (or approximately 19% of outstanding common stock) and 1,000,000 shares of Series A Preferred Stock (or approximately 100.00% of the shares of Series A Preferred Stock then issued and outstanding) executed and delivered to the Company a written consent approving the actions. As the actions were approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and applicable Florida law, a vote by the holders of at least a majority of the voting shares of each class or series of capital stock is required to affect the action described herein. As of the Record Date, the Company had 34,994,218 voting common shares, each entitled to 1 vote per share, 1,000,000 Series A Preferred Shares, which for voting purposes are entitled to 65% of all voting rights. The consenting Majority Stockholder is the record and beneficial owners of 72.68% of the total number of voting rights. The consenting Majority Stockholder voted in favor of the actions described herein in a written consent, dated March 25, 2019. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with the Company and beneficial holdings are as follows:

Name of Beneficial Owners	Number of Shares	Voting Rights	Percentage of Voting Rights
Wolfgang Ruecker
-Common Stock	34,994,218	34,994,218	7.68%
-Series A	1,000,000	295,994,333	65%

Total		330,988,551	72.68%
TOTAL		330,988,551	72.68%

ACTION: TO INCREASE THE AMOUNT OF CAPITAL COMMON STOCK TO 5,000,000,000 SHARES

On March 20, 2019, our Board of Directors approved, subject to receiving the approval of the holder of a majority of our outstanding capital stock, an increase in the amount of our capital Common Stock to 5,000,000,000 (the “Increase”). The Majority Stockholders approved the Increase pursuant to a written consent dated as of March 25, 2019. The Increase in Common Shares to 5,000,000,000 will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The proposed increase in Common Shares is a modification determined by our Board of Directors to be necessary in order to better reflect our business and to achieve its overall business objectives. The consents being sought and obtained will allow our management to exercise on its duties and responsibilities to protect our assets and shareholders by providing greater flexibility in raising capital.

We may issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than par value, as may be fixed from time to time by our Board of Directors without action by the stockholders. Our Board of Directors may provide for payment therefore to be received by us in cash, property, or services. Any and all such shares of the Common or Preferred Stock and for which consideration so fixed by our Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

POTENTIAL ANTI-TAKEOVER EFFECTS OF THE INCREASE

Although the Increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting Common Stock share issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board or contemplating a tender offer or other transaction for the combination of our company with another company), the Increase was not proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company.

To the extent that the increase in the number of authorized shares may have anti-takeover effects, the Increase, when effected, may encourage persons otherwise seeking to acquire us, to negotiate directly with our board of directors, enabling our board to consider a proposed transaction in a manner that best serves our stockholders’ interests.

Reasons for the Increase in Common Stock

The Increase in the amount of capital common stock will allow the Company greater flexibility in raising capital.

Potential Effects of an Increase in Common Stock

Accounting Matters. The par value of the Company’s Common Stock would remain unchanged at $0.0001 per share after the Increase. Also, the capital account of the Company would remain unchanged, and the Company does not anticipate that any other accounting consequences would arise as a result of an Increase.

Effect on Authorized and Outstanding Shares. Based on the stockholdings at August 21, 2017, there are 159,381,564 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock, issued and outstanding, respectively. There will be no change in the number of shares of capital stock issued and outstanding (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt or other derivative securities) as a result of an Increase in the Common Stock.

With the exception of the number of Common shares, the rights and preferences of the shares of capital stock prior and subsequent to an Increase in the Common Stock will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of shareholders, or any aspect of the Company's business would materially change, solely as a result of an Increase in the Common Stock.

An Increase in the Common Stock will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power. An Increase in the Common Stock will not alter the respective voting rights and other rights of shareholders.

Effectiveness of The Increase

The Board of Directors has the authority to authorize an Increase in the Common Stock of the Company after the date that is 20 calendar days after the mailing of this Information Statement to stockholders.

Tax Impact of the Increase in Common Stock. The following discussion summarizing material federal income tax consequences of an Increase in the Common Stock is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to shareholders. This discussion does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders should consult their own tax advisors to determine the particular consequences to them.

An Increase in the Common Stock of the Company will not generally result in recognition of a gain or loss to the shareholders.

No gain or loss will be recognized by the Company as a result of an Increase in the Common Stock. The Company's views regarding the tax consequences of an Increase in the Common Stock are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE INCREASE IN COMMON STOCK UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE INCREASE IN COMMON STOCK MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN, WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE INCREASE IN COMMON STOCK, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE INCREASE IN COMMON STOCK ON HIS, HER OR ITS OWN TAX RETURNS.

IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

Share Certificates. Following an Increase in the Common Stock, the share certificates you now hold will continue to be valid.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on December 19, 2018 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name of Beneficial Owners	Number of Shares	Voting Rights	Percentage of Voting Rights
Wolfgang Ruecker
-Common Stock	34,994,218	34,994,218	7.68%
-Series A	1,000,000	295,994,333	65%
Total		330,988,551	72.68%
Roche Bosek
-Common Stock	4,150,000	4,150,000	0.91%
Total		4,150,000	0.91%
Branislav Katic
-Common Stock	3,700,000	3,700,000	0.81%
Total		3,700,000	0.81%
Thomas Mielke
-Common Stock	5,381,000	5,381,000	1.18%
Total		5,381,000	1.18%
Sven Erik Oetzbach
-Common Stock	4,562,000	4,562,000	1.00%
Total		4,562,000	1.00%
TOTAL			76.58%

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

NO DISSENTER’S RIGHTS

The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida Code. No dissenters' and/or appraisal rights under the Florida Code and the Company’s bylaws are afforded to the company's shareholders as a result of the adoption of this resolution.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be affected on or about the close of business on March 13,2019.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on March 25, 2019, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the mailing of the Definitive Information Statement.

This Information Statement is being mailed on or about April 8, 2019 to all Stockholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

GH CAPITAL, INC.

Date: April 8, 2019

/s/ William Bollinger

By: _______________________________

William Bollinger

Chief Executive Officer

By the order of the Board of Directors

/s/ Wolfgang Ruecker

By: _______________________________

Wolfgang Ruecker

Chairman